UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )
_______________________

Filed by the Registrant ☑  Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
MAXLINEAR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
__________________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
__________________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
__________________________________________________________________________________________
(5) Total fee paid:
__________________________________________________________________________________________
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
__________________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
__________________________________________________________________________________________
(3) Filing Party:
__________________________________________________________________________________________
(4) Date Filed:
__________________________________________________________________________________________

5966 La Place Court, Suite 100
Carlsbad, California 92008
(760) 692-0711

IMPORTANT NOTICE FROM MAXLINEAR, INC.

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON JUNE 8, 2020

As indicated as a potential consequence of the novel coronavirus (COVID-19) pandemic in the proxy statement (the “Proxy Statement”) of MaxLinear, Inc. (the “Company”), dated April 28, 2020, and the associated proxy card, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “Annual Meeting”), the Company is providing this Notice of Change of Location (this “Notice”) to stockholders. The Annual Meeting will now be held as a virtual only meeting on Monday, June 8, 2020 at 11:30 a.m. Pacific Time. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 21, 2020.

In addition, on May 21, 2020, the Company issued the attached press release related to the change in the location of the Annual Meeting.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND ORIGINAL NOTICE. EXCEPT AS AMENDED OR SUPPLEMENTED BY THE INFORMATION CONTAINED IN THIS NOTICE,
ALL INFORMATION SET FORTH IN THE PROXY STATEMENT CONTINUES TO APPLY AND SHOULD BE CONSIDERED IN VOTING YOUR SHARES.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, JUNE 8, 2020
AS A VIRTUAL ONLY MEETING

To the Stockholders of MaxLinear, Inc.:

Due to the emerging public health impact of the novel coronavirus (COVID-19) pandemic and to support the health and well-being of our employees, stockholders and other meeting participants, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of MaxLinear, Inc. (the “Company”) to be held on Monday, June 8, 2020 at 11:30 a.m. Pacific Time will now be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically in person.

As described in the proxy materials for the Annual Meeting that were previously distributed and are incorporated herein by reference, you are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on April 27, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or other holder of record as of such record date.

The live audio webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.meetingcenter.io/210021943 and will begin promptly at 11:30 a.m. Pacific time. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder”. If you join as a “Shareholder” you will be required to have a control number and password. The password for the meeting is MXL2020.

If you were a shareholder as of the close of business on April 27, 2020 and have your control number, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. For registered shareholders, the control number can be found on your proxy card or notice.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your MaxLinear holdings along with your name and email address to Computershare. You may forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 3, 2020. You will receive a confirmation email from Computershare of your registration.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page for the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available during the entirety of the meeting at the meeting website. After successfully entering your joining the Annual Meeting as a “Shareholder”, you may vote during the Annual Meeting and submit questions by following the instructions available on the meeting website.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to you. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in date, time, and location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,
Kishore Seendripu, Ph.D.
Chairman of the Board of Directors and Chief Executive Officer

The Company’s proxy statement and its 2019 Annual Report on Form 10-K are available on our Investor Relations website at https://investors.maxlinear.com. You may also access our 2019 annual report by visiting www.edocumentview.com/MXL.

MaxLinear, Inc. Announces Change of Location of 2020 Annual Meeting of Stockholders to Virtual-Only Format

Carlsbad, Calif. – May 21, 2020 – MaxLinear, Inc. (NYSE: MXL), a leading provider of RF, analog and mixed-signal integrated circuits for the connected home, and industrial and multi-market applications, today announced that due to the public health impact of the coronavirus (COVID-19) pandemic, and to support the health and well-being of its employees, stockholders, and other meeting participants, the company has changed the format of its 2020 Annual Meeting of Stockholders (“Annual Meeting”) to a virtual meeting format only instead of the location previously disclosed in MaxLinear’s proxy materials filed with the Securities and Exchange Commission on April 28, 2020.

As described in the proxy materials for the Annual Meeting that were previously distributed, stockholders are entitled to participate in the Annual Meeting if they were a stockholder of MaxLinear as of the close of business on April 27, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by the stockholder’s bank, broker or nominee.

To be admitted to the Annual Meeting, stockholders will need to register at www.meetingcenter.io/210021943 and enter certain information, including their name, phone number and email address. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website.

MaxLinear urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

A notice regarding this change to a virtual meeting format is being filed as additional proxy materials with the Securities and Exchange Commission together with this press release and is also available on MaxLinear’s website at https://investors.maxlinear.com.

About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
slitchfield@maxlinear.com